Business Acquisitions	12 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Acquisitions

NOTE 3 – BUSINESS ACQUISITIONS

Acquisition of Adcom Express, Inc.

On September 5, 2008, the Company entered into and closed a Stock Purchase Agreement (the “SPA”) pursuant to which it acquired Adcom, a privately-held Minnesota corporation founded in 1978. At the time of the acquisition, Adcom provided a full range of domestic and international freight forwarding solutions to a diversified account base including manufacturers, distributors and retailers through a combination of three company-owned and twenty-seven independent agency locations across North America.

Through the final earn-out period ended June 30, 2012, the former Adcom shareholders earned a total of $2,318,365 in base earn-out payments. Of this amount, $1,319,195 was paid in cash and $999,170 was settled in stock.

Acquisition of DBA Distribution Services, Inc.

On April 6, 2011, the Company closed on an Agreement and Plan of Merger (the “DBA Agreement”) pursuant to which the Company acquired DBA, a privately-held New Jersey corporation founded in 1981. At the time of the acquisition, DBA serviced a diversified account base including manufacturers, distributors and retailers through a combination of company-owned logistics offices located in Somerset, New Jersey and Los Angeles, California and twenty-four agency offices located across North America. For financial accounting purposes, the transaction was deemed to be effective as of April 1, 2011. The shares of DBA were acquired by the Company via a merger transaction pursuant to which DBA was merged into a newly-formed subsidiary of the Company. The $12.0 million purchase price consisted of $5.4 million paid in cash at closing, the delivery of $4.8 million in Company notes (see Note 6), and $1.8 million payable in cash in connection with the achievement of certain integration milestones, which was partially offset by damage awards in favor of the Company under an arbitration action between the Company and the former shareholders of DBA.

In February 2012, the Company initiated an arbitration action asserting claims for indemnification against the former shareholders of DBA under the DBA Agreement. In December 2012, an arbitrator awarded the Company net damages of $698,623 from the former shareholders of DBA, finding that the former shareholders breached certain representations and warranties contained in the DBA Agreement. The award also provided that the former DBA shareholders and Mr. Pollara must pay the Company’s administrative fees, compensation and expenses of the arbitrator associated with the arbitration. The award has been off-set against amounts due to former shareholders of acquired operations. The gain on litigation settlement was recorded net of judgment interest and associated legal costs (see Note 12).

The Company incurred $1,018,298 of non-recurring transition and lease termination costs for the year ended June 30, 2012, consisting principally of personnel, general and administrative costs that were eliminated in connection with the winding down of DBA’s historical back-office operations and transitioning them to the corporate headquarters. These costs are reported as a separate line item on the face of the Company’s consolidated statements of income.

Acquisition of ISLA International, Ltd.

On December 1, 2011, through a wholly-owned subsidiary, RGL, the Company acquired the operations and substantially all of the assets of Laredo, Texas based ISLA, a privately-held company founded in 1996. At the time of the acquisition, ISLA provided bilingual expertise in both north and south bound cross-border transportation and logistics services to a diversified account base including manufacturers in the automotive, appliance, electronics and consumer packaged goods industries from its strategically-aligned location in Laredo, Texas and serves as the Company’s gateway to the Mexico markets. The transaction was structured as an asset purchase and valued at up to approximately $14.957 million, consisting of $7.657 million paid in cash at closing, $1.325 million paid through the issuance of the Company’s common stock, and up to $5.975 million in aggregate earn-out payments covering the four-year earn-out period immediately following closing. The various earn-out payments shall be made in a combination of cash and common stock, as the Company may elect to satisfy up to 25% of each of the earn-out payments through the issuance of its common stock valued based upon a 30-day volume weighted average price to be calculated preceding the delivery of the shares.

Acquisition of Brunswicks Logistics, Inc.

On February 27, 2012, through a wholly-owned subsidiary, RGL, the Company acquired the operations and substantially all of the assets of New York based ALBS, a privately-held company founded in 1997. At the time of the acquisition, ALBS provided a full range of domestic and international transportation and logistics services across North America to a diversified account base including manufacturers, distributors and retailers from its strategic international gateway location at New York-JFK airport. The transaction was structured as an asset purchase and valued at up to approximately $7.275 million, consisting of $2.655 million paid in cash at closing, $295,000 paid through the issuance of the Company’s common stock, and up to $4.325 million in aggregate earn-out payments covering the four-year earn-out period immediately following closing.

Fiscal Year 2013 Acquisitions

During fiscal year 2013, the Company made two business acquisitions. Effective November 1, 2012, we acquired the assets and operations of our Los Angeles, California operating partner Marvir. Effective December 31, 2012, we acquired the stock of our Portland, Oregon operating partner IFS. The acquisition date fair value of the consideration transferred consisted of the following:

Fair value of consideration transferred
Cash, net of cash acquired	$625,128
Accounts receivable	400,260
Contingent consideration	650,000

Total	$1,675,388

The contingent consideration arrangements may require the Company to pay a total of an additional $1,500,000 in cash if each of the fiscal year 2013 acquisitions meets the specified operating objectives and financial results in their respective purchase agreements. The purchase price allocations for the fiscal year 2013 acquisitions are as follows:

Current assets	$181,623
Furniture and equipment	12,000
Intangibles	822,967
Goodwill	1,001,327

Total assets acquired	2,017,917
Current liabilities	109,901
Due to former shareholders of subsidiaries	50,000
Long-term deferred tax liability	182,628

Total liabilities acquired	342,529

Net assets acquired	$1,675,388

The results of operations for the businesses acquired are included in our financial statements as of the date of purchase.

In December 2012, the Company combined our two company-owned locations in Los Angeles. The Company recorded non-recurring transition and lease termination costs of $1,544,454 for the year ended June 30, 2013. The costs consist of future rent expenses emanating from the relocation of the former DBA facility in Los Angeles to a new location of $1,334,490, certain personnel costs that are being eliminated in connection with the combination of the historical DBA and Marvir locations in Los Angeles of $105,436, and a loss on disposal of furniture and equipment of $104,528. The lease termination costs and the related liabilities are recorded separately in the accompanying consolidated financial statements.